UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2009

Date of reporting period:  August 31, 2009

Item 1. Reports to Stockholders.

Annual Report

Akros Absolute Return Fund

(AARFX)

August 31, 2009

Investment Advisor

Akros Capital, LLC
230 Park Avenue, Suite 453
New York, NY 10169

Telephone: 877-257-6748 (877-AKROS 4 U)

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	9
INVESTMENT HIGHLIGHTS	10
SCHEDULE OF INVESTMENTS	12
SCHEDULE OF OPEN FUTURES CONTRACTS	15
STATEMENT OF ASSETS AND LIABILITIES	16
STATEMENT OF OPERATIONS	17
STATEMENTS OF CHANGES IN NET ASSETS	18
FINANCIAL HIGHLIGHTS	19
NOTES TO FINANCIAL STATEMENTS	20
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	30
ADDITIONAL INFORMATION	33

Akros Absolute Return Fund
Letter to Shareholders as of August 31, 2009

Dear Shareholders:

We’re pleased to present this Annual Report for the Akros Absolute Return Fund.

Investment Objective and Principal Investment Strategies

The Akros Absolute Return Fund (AARFX) began on September 30, 2005.  The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.  Absolute-return strategies seek positive returns regardless of market conditions.  The Akros Absolute Return Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size.  The Fund has the flexibility to invest in a range of asset classes and security types.  In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued.  Long positions benefit from a rise in the underlying security and short positions benefit from a fall in the underlying security, and vice versa.

Total Returns Through August 31, 2009

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U).  The Fund imposes a redemption fee of 1.00% on shares held for less than 60 days.  The performance data quoted does not reflect the redemption fee.  If reflected, the total returns would be reduced.

The Akros Absolute Return Fund’s Net Expense Ratio is 1.99%.  The Gross Expense Ratio, as stated in the December 29, 2008 Prospectus, is 8.98%.*

For the period from inception on September 30, 2005 through August 31, 2009, the Akros Absolute Return Fund’s average annual total return was 3.48%.  Over the same time period, average annual total returns were -2.56% for the S&P 500 Index, 3.13% for the Citigroup 3-Month U.S. Treasury Bill Index, 1.33% for the Lipper Flexible Portfolio Funds Average, and -0.49% for the Lipper Long/Short Equity Funds Average.

In general, stocks posted declines for the full 12 months ending August 31, 2009, while the Akros Absolute Return Fund held up well during this difficult market environment.  For these 12 months, the Fund rose 5.30%.  Over the same time period, the S&P 500 Index declined 18.25%, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.51%, the Lipper Flexible Portfolio Funds Average fell 7.52%, and the Lipper Long/Short Equity Funds Average dropped 16.69%.

When confined to the six months ended August 31, 2009, the situation in the overall stock market was much more favorable.  The Akros Absolute Return Fund rose 17.84%.  Over the same time period, the S&P 500 Index increased 40.52%, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.09%, the Lipper Flexible Portfolio Funds Average advanced 24.86%, and the Lipper Long/Short Equity Funds Average moved up 23.74%.

*
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund (exclusive of dividends on short positions and acquired fund fees and expenses) do not exceed 1.99% of the Fund’s average net assets through August 31, 2010 and indefinitely thereafter.

All of these figures represent total returns (i.e., with dividends reinvested), and only the since-inception figures are annualized.

Commentary on Recent Investment Conditions

Although the full 12 months ended August 31, 2009 still showed signs of one of the worst bear markets on record, conditions have improved dramatically in recent months.  It’s important to remember, however, that sharp rebounds after massive declines in stocks are very common.  And we don’t believe that stocks have entered a new secular (long-term) bull market.  Instead, we believe that overall stock valuations are again relatively expensive and that the recent rally is just a cyclical (short-term) upward correction within the context of an ongoing secular bear market.

We’re proud that the Akros Absolute Return Fund’s limited exposure to stocks allowed it to hold up so well during the gut-wrenching losses in the market.  And as stocks generally reached what we considered to be reasonable valuations, we increased our stock exposure to a maximum of about 70% so the Fund could participate somewhat in the rebound.  Now that overall stock valuations are again more expensive than we’d prefer, we’ve dramatically cut the Fund’s exposure as we expect the market to eventually resume its descent – perhaps to levels below the bottom reached in March of this year.

It’s impossible for anyone to consistently time the market perfectly, which is why we scale in and out of positions when the probabilities sway to one side or the other based on sentiment, monetary conditions, fundamentals and technical factors.  Although our macroeconomic viewpoint plays a very important role in portfolio construction, our investment process is driven by fundamental analysis of individual securities, industries and asset classes.  Quite simply, we’re value-conscious investors, which means that we select companies selling at cheap prices relative to the present value of the free cash flow expected to be generated by the companies over their lifetimes.

Currently, we’re closely monitoring long-term interest rates and the value of the U.S. dollar relative to other major currencies.  To the extent that these factors stay within reasonable ranges, there will probably be some select opportunities for us in the equity markets.  In the near term, we likely will continue to own some stocks that we believe are reasonably valued and will offset these long stock positions with short positions in stocks that we think are vulnerable in the current environment.  We’ll probably maintain our use of exchange-traded funds and futures contracts as hedges for broad market risk.  The volatility of the Akros Absolute Return Fund has become quite muted recently, and the Fund’s overall performance has been excellent.  Our main focus in the current risky environment is to prevent a significant drawdown, while participating moderately on the upside.

Recession and the Challenges for a Jobless Recovery

Despite the rebound in the stock market, the economy is just now emerging from a recession.  It should come as no surprise to anyone that this most recent recession has been accompanied by increasing unemployment.  What makes this downturn unique is that jobs and workers’ hours have been cut much faster than the rate at which the economy has been contracting.  While the consequent surge in productivity has been good for corporate earnings, the longer-term implications are far less encouraging.  In fact, the dynamics behind these productivity gains suggest continued weakness in the job market for years to come.

During the second quarter of 2009, the index of aggregate weekly private-sector hours worked declined at an annual rate of 8.3%, far surpassing the 1.0% rate of GDP contraction reported recently.  In the first quarter, while the economy shrank at a 6.4% annual rate, hours worked fell at an even-faster 9.2% pace.  Overall, the weekly hours-worked index has fallen 8.2% from its peak of 107.8 in December 2007 to 99.0 in June 2009.  As labor input has plunged in comparison to economic output, the result has been positive productivity growth in five of the six quarters since the recession began.

Companies ordinarily seek to retain their employees during recessions while waiting for business to improve.  The result is a characteristic drop in productivity as output declines faster than labor input.  However, that is not what happened this time.  Instead, firms have aggressively downsized in order to conserve cash and position themselves for a potentially extended period of difficult business conditions.  Moreover, the methods by which this downsizing has been achieved also differ from previous recessions and do not bode well for future job growth.

One difference is that employers have been more inclined to lay off workers permanently rather than temporarily.  Since the beginning of the recession, the fraction of workers on temporary layoffs has fallen from 12.7% of total unemployment in December 2007 to 11.9% in June 2009.  In a typical recession there instead would have been a significant increase.  For example, during the recession of 1981 to 1982 the share of unemployed workers on temporary layoffs rose from 16.1% to 20.7%.  With fewer workers now waiting to be called back to jobs when the economy improves, the unemployed on average will be searching for work longer.

In June the mean duration of unemployment for those who are jobless rose to 24½ weeks, which was the longest since the series began in 1948.  Unfortunately, the longer a person remains unemployed, the less employable he or she generally becomes.  Job skills deteriorate and grow outdated over time.  While we believe the recession ended this past summer, the self-perpetuating nature of long-term joblessness will continue to exert upward pressure on the unemployment rate for at least the next several years, creating a much slower-than-normal recovery.

Markets cheered when the Bureau of Labor Statistics reported that nonfarm payroll employment declined by “only” 216,000 in August.  A closer look reveals a less-encouraging picture than that single figure suggests.  High debt levels and questionable employment prospects continue to weigh on financially stressed households as they deleverage amid economic uncertainty.  Meanwhile, home foreclosures are hovering near record highs and are likely to remain a significant drag on economic growth.  The August headline number of 216,000 jobs lost was from the Establishment Survey.  However, that survey also included downward revisions in nonfarm payrolls of 49,000 for July and 20,000 for June.  Even more discouraging were details contained within the Household Survey, which reported a much-larger loss of 392,000 jobs.  The decline in the aggregate weekly hours-worked index (as described above) captures most of these effects.

One factor contributing to falling aggregate hours worked is the growing army of people working part-time against their wishes.  Their numbers swelled by 278,000 in August to a record 9.1 million – up from 4.7 million when the recession began in December 2007.  As a fraction of the labor force, those working part-time against their wishes have increased from 3% of total in December 2007 to almost 6% of total in August 2009.  A full 75% of these workers report their hours were cut back because of slack work conditions, as opposed to those who could only find part-time work to begin with.  This is up from 68% of all involuntary part-timers when the recession began.  Elevated levels of involuntary part-time workers will allow employers to increase the hours of existing employees rather than expand their workforces when the economy rebounds.  That process, together with large numbers of long-term unemployed, will tend to keep unemployment rates high long after economic recovery is underway.

The main point is that the number of workers actually earning wages and salaries in nonagricultural occupations plummeted by 654,000 in August.  This was the sharpest decline in five months, which was surprising given that the economy is supposed to be growing.  All in all, the unemployment rate rose to 9.7% in August as the number of unemployed Americans increased by 466,000 to 14.9 million.  Unfortunately, the majority of them (8.1 million or 53.9% of the unemployed) have suffered permanent job loss – an increase of 220,000 from July.  Only 11.4% of the unemployed are on temporary layoffs.  The remaining 34.7% consist of job leavers, reentrants and new entrants into the work force.

When considering the prospects for recovery, two things should be kept in mind.  First, this past recession began with weakness in the housing market that gradually escalated into a full-blown financial crisis.  Second, housing prices are highly dependent upon people having jobs.  So, to the extent that any potential recovery in the economy must include rebounds in both housing and jobs, the notion of a jobless recovery is an oxymoron.  If the recovery is all about jobs, the picture appears rather bleak.

Consumers Are Struggling and Deleveraging Continues

It’s also important to remember that consumer spending typically accounts for about 70% of GDP.  The weak labor market continues to restrain consumer spending and vice-versa.  Ordinarily, a surge in consumer borrowing would break that dynamic.  However, the current deleveraging cycle is preventing the credit expansion necessary for lasting recovery to occur.  Persistent and uncharacteristic weakness in retail sales and consumer credit confirm that the consumer is in no position to lead a sustainable economic recovery.  Escalating bankruptcies and foreclosures underscore the precarious financial condition of many U.S. households and imply an extended period of difficulty for both the consumer and the economy.  July’s retail-sales report showed a 0.1% drop from the previous month.  The decline would have been worse had it not been for a 2.4% uptick in motor-vehicle sales, which received a boost from the government’s Cash for Clunkers program.

Despite this temporary improvement, auto sales are not going to propel consumer spending anytime soon.  There already are too many cars on the streets.  The ratio of vehicles to licensed drivers is near historical highs, and roughly one-quarter of households already have three or more cars.  Accordingly, July motor-vehicle sales were down 8.0% from a year earlier.  Auto sales now have fallen well below replacement as extra cars gradually are taken out of service in an ongoing adjustment that should continue for at least another five to seven years.  For the time being, the government-rebate program has borrowed sales from future periods and moved them into the present at taxpayer expense.

Excluding motor vehicles and parts, retail sales fell 0.6% in July.  The decline from year-ago levels was 8.5% (vs. 8.3% when vehicles and parts are included).  The recent year-over-year drops are the first such declines in this series since it began in 1992.  In general, year-over-year declines in retail sales have been rare since the late 1960s, even during recessions.  The difference this time is household deleveraging, which will continue to constrain consumer spending for years after the recession technically has ended.

A portion of the recent retail-sales declines are attributable to fluctuations in gasoline prices.  These effects can be eliminated by looking at core retail sales, which excludes not only motor vehicles and parts, but also gasoline and building products.  By this measure, July retail sales were down 0.2% from the previous month and down 3.4% from the previous year.  Core retail sales now have fallen for five consecutive months.  The annual rate of decline during that period was a steep 4.0%.  Until there’s a broad-based increase in demand for goods, any rebound in employment is likely to be weak.

The Federal Reserve reported that consumer credit contracted again in July as households continued to scale back borrowing and pay off debt.  The monthly decline of 0.86% was the largest since June 1975 and the sixth monthly decline in a row, marking the longest such stretch since consumer borrowing fell for seven consecutive months in 1991.  Moreover, July’s 4.2% year-over-year drop was the sharpest such pullback in consumer borrowing since June 1944.  At that time much of Europe was under Nazi occupation, and the outcome of World War II was still uncertain.  Confidence subsequently was restored and consumer borrowing skyrocketed, but achieving that outcome required the largest amphibious military operation in history.  Whether the Fed and the administration can pull off a similarly impressive feat this time around is doubtful.  Consumer credit typically expands rapidly following a recession as consumer spending picks up.  However, that is unlikely to happen this time because consumer credit remains near all-time highs as a percent of disposable personal income.  Instead, any acceleration in spending will be dampened as households continue to pay down credit cards and cut other debt.

Consumer bankruptcy filings jumped 8.7% in July to 126,434 – the most for a single month since bankruptcy reform took effect in October 2005.  Year over year, bankruptcies are up 34.3%.  Additionally, RealtyTrac reported that home foreclosures remain near record highs.  While August foreclosures were down 0.47% from July, the 358,471 filings still represented an 18% increase from year-ago levels.  The foreclosure report came one day after the Treasury conceded millions of additional foreclosures are on the way despite a slew of mortgage-modification programs.  Suffice it to say that deleveraging and foreclosures will remain important economic themes in the coming months and years.

For those who care to remember, it was a spike in foreclosures two years ago that ultimately led to the downturns in spending and credit described above.  Now those effects are feeding back into additional foreclosures.  While this process is not necessarily destined to spiral out of control, it must be recognized that rising bankruptcies and foreclosures are both a cause and a consequence of the current economic malaise.

Banking System Poses Risks, While Money and Credit Contract

The FDIC’s dwindling insurance fund finally has become too serious an issue to ignore.  The fund is now insolvent, as soaring loan defaults have claimed 95 banks so far this year.  Unfortunately, the banking system’s problems are far from over.  “Credit quality declined sharply” over the past year according to an interagency report released recently.  The Shared National Credits (SNC) Program 2009 Review covers all institutional loans of at least $20 million that are shared by three or more supervised institutions. The report identified $642 billion in so-called “criticized” assets, which it rated in increasing order of severity as “special mention,” “substandard,” “doubtful,” and “loss.”  The $642 billion in criticized assets for 2009 represent 22.3% of the SNC portfolio.  And the $53.3 billion in losses exceed the combined losses of the previous eight SNC reviews and nearly triple the previous high of $19.1 billion in 2002.  If there’s a silver lining to be found in the report, it’s that U.S. banks directly held only 30.2% of the assets rated substandard or worse.  Nonbanks such as securitization pools, hedge funds, insurance companies and pension funds held 47.0%, while foreign banks held the remaining 22.8%.

The report blamed the deterioration in credit quality on “weak economic conditions affecting most industries and weak credit underwriting standards leading up to 2008.”  Of course, it was those “weak credit underwriting standards” (more appropriately, “reckless lending”) that created the debt bubble whose implosion was responsible for the “weak economic conditions” in the first place.  The report’s authors (FDIC, Fed, Office of the Comptroller of the Currency, and Office of Thrift Supervision) do not mention why they allowed that to happen.  For example, even during the peak- through post-bubble years of 2005 through 2007, the agencies identified only about 5% of SNC assets as criticized.  Clearly, “regulatory dysfunction” is an important component of the financial system’s problems.

In yet another reminder that declining credit quality is an across-the-board phenomenon, Moody’s reported that the U.S. credit-card charge-off rate rose to a record high in August.  The Moody’s charge-off index, which measures credit-card loans banks do not expect to be repaid, rose to 11.49% from 10.52% in July.  Even early-stage delinquencies rose, ending a trend of four consecutive months of improvement.

The current wave of defaults, bankruptcies and foreclosures along with rising unemployment have made banks reluctant to lend to all but the most-qualified borrowers.  U.S. bank loans fell at a 14.6% annual rate to $6.886 trillion in August from $7.147 trillion in May.  While some of the decrease was attributable to write-downs, most of it is runoff as borrowers pay back loans faster than the banks are making them.  For banks receiving TARP money, the annual rate of decline was 10.1% through July as outstanding loans fell to $4.2414 trillion from $4.3517 trillion in April.

In a credit-based economy, credit and money are one and the same.  Accordingly, the monetary aggregates have been contracting along with credit.  The upshot is that the Federal Reserve’s loose monetary policy is not putting money into the real economy where it’s needed for economic growth.  Instead, banks are hoarding cash to cover future losses on the piles of rotting assets clogging their books.  To make it less painful for banks to hoard cash, the Fed began paying interest on both excess reserves and required reserves last October.  Now the FDIC is eyeing that stockpile as a potential way out of its own insolvency.

The plan is for the FDIC to effectively borrow from banks.  The fact that this option is even on the table reveals how deeply rooted the industry’s problems have become.  For one thing, it would provide banks with yet another profitable technique for sequestering money outside the private sector.  Moreover, allowing banks to effectively control the purse strings of their regulator would only tend to exacerbate that already-dysfunctional relationship.

Current Outlook and Strategy

The dour economic considerations described above appear to be of little worry to stock investors for the time being.  But we believe the risks remain high.  The S&P 500 Index has blasted off from its 200-day moving average into a rocket-ship rise.  This rally could go further to the upside, but we’re on the lookout for indications of exhaustion that could lead to a decline.  Regardless of which way the market breaks in the near term, the longer-term fundamentals are weak.  Caution is called for at these levels, as we believe the secular bear market that began in March 2000 remains in force.

Our strategy for the foreseeable future will be to actively trade many of the Fund’s holdings, even those that we like on a long-term basis.  Early in 2009, we saw incredible dislocations in the prices of securities because many investors became overwhelmed with fear.  More recently, investors increasingly have been influenced by greed.  If this fear/greed cycle continues as we expect, an active trading strategy – with an emphasis on price targets rather than emotions – should be effective.  We still believe the systemic risks in the global financial system are as significant as they’ve ever been since the Great Depression.  Keeping this in mind, investors need to be cautious.  And to the extent that they venture into the stock market, we believe they should stick with solid companies that have good balance sheets, have competitive positions in their markets, and sell at reasonable valuations.

As described above, we continue to keep a vigilant eye on long-term interest rates and the value of the U.S. dollar.  Assuming no major warning signs in these two factors, we’re likely to hold a portion of the Akros Absolute Return Fund in long stock positions.  There are also segments of the market that we believe have become particularly overvalued, and we’ve begun to sell short some individual stocks once again.  It’s been a difficult environment in which to short individual stocks because many poor-quality stocks have had the biggest moves up as a result of targeted short squeezes and a general reversion to the mean from the March market bottom. To the extent that these conditions linger for a while, we have to be very careful in shorting stocks.  So we’re also using exchange-traded funds and futures contracts in our hedging efforts.  And we’re quite active in selling covered call options against some of our larger-capitalization stocks.

As always, we’d like to thank you for your ongoing investment in the Akros Absolute Return Fund and for the confidence you’ve placed in us.

Sincerely,

Brady T. Lipp
Portfolio Manager

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The Prospectus contains this and other important information about the Fund, and it may be obtained by calling 877-257-6748 (877-AKROS 4 U).  Read it carefully before investing.

Please see the Schedule of Investments and the Schedule of Open Futures Contracts on pages 12-15 for a complete list of holdings.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Current and future fund holdings are subject to risk.

Please refer to the Prospectus for special risks associated with investing in the Akros Absolute Return Fund, including, but not limited to, risks involved with short selling, futures contracts and options, restricted securities, foreign securities, debt securities and investments in smaller companies.

Please refer to page 11 for index descriptions.

Free cash flow is a calculation used to determine the value of a company, which measures how much cash is available to pay equity shareholders.

(10/09)

Akros Absolute Return Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/09 - 8/31/09).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Akros Absolute Return Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2009-
	March 1, 2009	August 31, 2009	August 31, 2009*
Actual	$1,000.00	$1,178.40	$10.93
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11
________

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Akros Absolute Return Fund
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize both quantitative and qualitative techniques. The Fund’s allocation of portfolio assets at August 31, 2009 is shown below. Sector allocations are subject to change.

Allocation of Portfolio Assets – August 31, 2009 % of Net Assets

Average Annual Returns as of August 31, 2009

					Lipper
				Lipper	Long/
	Akros		Citigroup	Flexible	Short
	Absolute		3-Month	Portfolio	Equity
	Return	S&P	U.S. Treasury	Funds	Funds
	Fund	500 Index	Bill Index	Average	Average
One Year	5.30%	(18.25)%	0.51%	(7.52)%	(16.69)%
Three Year	4.20%	(5.78)%	2.77%	(0.52)%	(4.17)%
Average Annual Since Inception (9/30/05)	3.48%	(2.56)%	3.13%	1.33%	(0.49)%

Performance data quoted in the table above and the line graph below represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a 1% redemption fee on shares held less than 60 days. Performance shown does not reflect the redemption fee. Had the fee been shown, performance would be lower.

Continued

Akros Absolute Return Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart below illustrates performance of a hypothetical investment made in the Fund and benchmark indices on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of three months and excludes commercial paper that may be purchased by accounts invested in this strategy.

The Lipper Flexible Portfolio Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

The Lipper Long/Short Equity Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

You cannot invest directly in an index.

Growth of $10,000 Investment

*Inception Date

Akros Absolute Return Fund
Schedule of Investments
August 31, 2009

	Shares	Value
COMMON STOCKS 18.89%
Biotechnology 1.24%
Cell Therapeutics, Inc.(a)	12,000	$19,800
Myriad Genetics, Inc.(a)	1,000	30,570
		50,370
Capital Markets 0.00%
Jesup & Lamont, Inc.(a)	50	36
Commercial Banks 0.16%
HF Financial Corp.	400	5,200
Newbridge Bancorp.	573	1,243
		6,443
Diversified Financial Services 7.97%
Atlas Acquisition Holdings Corp.(a)	4,900	48,167
CS China Acquisition Corp.(a)	5,000	28,400
Hicks Acquisition Co I, Inc.(a)	13,000	126,360
North Shore Acquisition Corp.(a)	1,500	11,535
Stone Tan China Acquisition Corp.(a)	4,000	31,680
Trian Acquisition I Corp.(a)	8,000	77,600
		323,742
Health Care Equipment & Supplies 1.28%
Neurometrix, Inc.(a)	28,674	52,187
Hotels, Restaurants & Leisure 1.27%
Canterbury Park Holding Corp.(a)	1,000	6,530
McDonald's Corp.	800	44,992
		51,522
Insurance 2.70%
American Safety Insurance Holdings, Ltd.(a)(c)	2,200	33,748
China INSOnline Corp.(a)	72,300	75,915
		109,663
Marine 0.88%
DryShips Inc.(c)	2,000	11,680
Freeseas, Inc.(c)	15,000	24,300
		35,980
Oil, Gas & Consumable Fuels 1.13%
ConocoPhillips	300	13,509
Mesa Royalty Trust	400	11,792
New Generation Biofuels Holdings Inc.(a)	20,466	20,671
		45,972
Pharmaceuticals 1.34%
Skystar Bio-Pharmaceutical Co Ltd.(a)	4,000	54,440
Thrifts & Mortgage Finance 0.92%
First Bancorp of Indiana, Inc.	1,259	9,443
Wells Financial Corp.	1,500	27,900
		37,343
TOTAL COMMON STOCKS (Cost $809,680)		767,698

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments (Continued)
August 31, 2009

	Shares	Value
PRIVATE PLACEMENTS 6.65%
Advanced Equities Investment I, LLC (Force 10 Networks)(a)(d)(e) (Note 2)	42	$28,677
Advanced Equities Investment XXXII, LLC (RMI Corporation)(a)(d)(e) (Note 2)	40,000	56,272
Advanced Equities Triangle Acquisition I, LLC (Motricity Inc.)(a)(d)(e) (Note 2)	44,084	45,000
Bauer Private Equity Fund III, LLC (Alien Technology)(a)(d)(e) (Note 2)	46,623	21,558
Bauer Private Equity Fund IV, LLC (Alien Technology)(a)(d)(e) (Note 2)	10,318	4,771
Bauer Private Equity Fund V, LLC (Alien Technology)(a)(d)(e) (Note 2)	10,000	8,500
FibroGen, Inc.(a)(d)(e) (Note 2)	15,000	97,500
Force10 Networks Inc. Series B(a)(d)(e) (Note 2)	27	4,382
TableMAX Holdings, LLC(a)(d)(e) (Note 2)	13,911	3,607
TOTAL PRIVATE PLACEMENTS (Cost $370,544)		270,267
WARRANTS 0.13%
Alien Technology Warrants(d)(e) (Note 2)	2,579	129
Expiration: August 2013, Exercise Price: $1.00
(Acquired 10/25/06, Cost $0)
Alien Technology Warrants 2(d)(e) (Note 2)	5,000	4,950
Expiration: August 2013, Exercise Price: $0.01
(Acquired 7/7/08, Cost $0)
TableMAX Pipe Warrants(d)(e) (Note 2)	6,956	1
Expiration: July 2011, Exercise Price: $2.50
(Acquired 9/15/08, Cost $0)
TOTAL WARRANTS (Cost $0)		5,080
	Principal
	Amount
CORPORATE BONDS 4.09%
Commercial Services & Supplies 1.37%
International Lease Finance Corp.
5.125%, 11/01/2010	$59,000	55,462
Diversified Financial Services 1.24%
Citigroup, Inc.
4.125%, 02/22/2010	50,000	50,531
Food Services and Drinking Places 1.48%
Wendys/Arby’s Group
6.250%, 11/15/2011	60,000	60,300
TOTAL CORPORATE BONDS (Cost $166,494)		166,293

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments (Continued)
August 31, 2009

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS 67.09%
Certificate of Deposit 2.48%
Wells Fargo Bank NA
8.000%, 08/01/2019	$100,000	$100,701
Money Market Fund 62.53%
AIM Government TaxAdvantage Portfolio	2,541,225	2,541,225
U.S. Treasury Obligation 2.08%
United States Treasury Bill
0.000% Coupon, 0.402% Effective Yield(b), 07/29/2010	85,000	84,713
TOTAL SHORT-TERM INVESTMENTS (Cost $2,725,993)		2,726,639
Total Investments (Cost $4,072,711) 96.85%		3,935,977
Other Assets in Excess of Liabilities 3.15%		128,171
TOTAL NET ASSETS 100.00%		$4,064,148
________

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents that rate as of August 31, 2009.
(c)	Foreign security.
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees.
(e)
Restricted security—The Advisor has determined these securities to be illiquid. The total value of illiquid securities at August 31, 2009 was $275,347, comprising 6.78% of net assets, while the remainder of the Fund's net assets (93.22%) were liquid.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Open Futures Contracts
August 31, 2009

	Number			Unrealized
	of Contracts	Contract	Settlement	Appreciation/
Description	Purchased	Value	Month	(Depreciation)
US Dollar Index	3	$234,660	September-09	$892
Total Futures Contracts Purchased		$234,660		$892

	Number			Unrealized
	of Contracts	Contract	Settlement	Appreciation/
Description	Sold	Value	Month	(Depreciation)
S&P 500 Mini	8	$407,880	September-09	$(5,140)
Total Futures Contracts Sold		$407,880		$(5,140)

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Assets and Liabilities

August 31, 2009
Assets
Investments, at value (cost $4,072,711)	$3,935,977
Receivable for investments sold	22,404
Receivable for capital shares sold	49,976
Cash	149
Deposits at broker	83,586
Dividends and interest receivable	4,027
Receivable from Advisor	11,535
Other assets	8,059
Total Assets	4,115,713
Liabilities
Payable to affiliates	17,386
Payable for distribution fees	902
Payable for shareholder servicing fees	1,938
Accrued expenses	31,339
Total Liabilities	51,565
Net Assets	$4,064,148
Net assets consist of:
Paid-in capital	$4,009,877
Accumulated net investment income	84
Undistributed net realized gain	195,169
Net unrealized appreciation (depreciation) on:
Investments	(136,734)
Futures contracts	(4,248)
Net Assets	$4,064,148
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	413,090
Net asset value, redemption price and offering price per share	$9.84

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Operations

For the Year Ended August 31, 2009
Investment Income
Dividend income(1)	$24,299
Interest income	12,978
Total Investment Income	37,277
Expenses
Administration fees	38,589
Audit and tax fees	34,792
Fund accounting fees	30,958
Advisory fees	29,597
Transfer agent fees and expenses	27,115
Legal fees	14,418
Custody fees	11,861
Reports to shareholders	7,457
Distribution fees	7,399
Federal and state registration fees	7,350
Chief Compliance Officer expenses	5,284
Shareholder servicing fees	2,960
Trustees’ fees and related expenses	2,360
Dividends on short positions	1,070
Other expenses	1,274
Total Expenses Before Waiver	222,484
Less waivers and reimbursement by Advisor (Note 4)	(162,512)
Net Expenses	59,972
Net Investment Loss	(22,695)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	119,218
Purchased options	927
Short transactions	58,645
Foreign currency translation	2
Option contracts expired or closed	50,699
Futures contracts closed	14,062
Change in net unrealized appreciation/depreciation on:
Investments	(41,572)
Short transactions	10,807
Option contracts	115
Futures contracts	(4,248)
Net Realized and Unrealized Gain on Investments	208,655
Net Increase in Net Assets from Operations	$185,960
________

(1)	Net of $134 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008
From Operations
Net investment income (loss)	$(22,695)	$20,494
Net realized gain (loss) on:
Investments	119,218	(62,185)
Purchased options	927	—
Short transactions	58,645	359
Foreign currency translation	2	—
Option contracts expired or closed	50,699	15,215
Futures contracts closed	14,062	114,696
Change in net unrealized appreciation (depreciation) on:
Investments	(41,572)	95,458
Short transactions	10,807	26,743
Option contracts	115	(5,160)
Futures contracts	(4,248)	(16,038)
Net increase in net assets from operations	185,960	189,583
From Distributions
Net investment income	(20,672)	(41,385)
Net realized gain on investments	(63,432)	(81,777)
Net decrease in net assets resulting from distributions paid	(84,104)	(123,162)
From Capital Share Transactions
Proceeds from shares sold	1,449,283	249,410
Net asset value of shares issued in
reinvestment of distributions to shareholders	60,928	90,052
Payments for shares redeemed	(281,375)	(34,714)
Net increase in net assets from capital share transactions	1,228,836	304,748
Total Increase in Net Assets	1,330,692	371,169

Net Assets:
Beginning of period	2,733,456	2,362,287
End of period	$4,064,148	$2,733,456
Accumulated Net Investment Income	$84	$17,947

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

				Period Ended
	Year Ended August 31,			August 31,
	2009	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$9.68	$9.46	$10.07	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.07	0.17	0.12
Net realized and unrealized
gain (loss) on investments	0.51	0.64	(0.21)	(0.01)
Total from investment operations	0.45	0.71	(0.04)	0.11

Less distributions paid:
From net investment income	(0.07)	(0.16)	(0.11)	(0.02)
From net realized gain on investments	(0.22)	(0.33)	(0.46)	(0.02)
Total distributions paid	(0.29)	(0.49)	(0.57)	(0.04)
Net Asset Value, End of Period	$9.84	$9.68	$9.46	$10.07
Total Return	5.30%	7.95%	(0.47)%	1.05	%(2)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$4,064	$2,733	$2,362	$2,190
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement(3)	7.52%	8.91%	8.88%	10.36	%(4)
After waiver and
expense reimbursement(3)	2.03%	2.18%	2.45%	2.12	%(4)
Ratio of net investment income (loss)
to average net assets:
Before waiver and
expense reimbursement(5)	(6.26)%	(5.90)%	(4.64)%	(6.55	)%(4)
After waiver and
expense reimbursement(5)	(0.77)%	0.83%	1.79%	1.69	%(4)
Portfolio turnover rate	456.41%	249.85%	301.09%	364.47	%(2)
________

(1)	The Fund commenced operations on September 30, 2005.
(2)	Not annualized.
(3)
The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 7.48% and 1.99%, 8.72% and 1.99%, 8.42% and 1.99%, and 10.23% and 1.99%, for the years ended August 31, 2009, August 31, 2008, August 31, 2007 and the period ended August 31, 2006, respectively.

(4)	Annualized.
(5)	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Notes to Financial Statements
August 31, 2009

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Akros Absolute Return Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on September 30, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Akros Capital, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2009

and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

The Fund has adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) and FASB Staff Position 157-4 “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“FSP 157-4”).  FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  FAS 157 requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$51,522	$—	$—	$51,522
Energy	45,972	—	—	45,972
Financials	477,227	—	—	477,227
Health Care	156,997	—	—	156,997
Industrials	35,980	—	—	35,980
Total Equity	767,698	—	—	767,698
Fixed Income
Corporate Bonds	—	166,293	—	166,293
Total Fixed Income	—	166,293	—	166,293

Private Placements	—	—	270,267	270,267
Warrants	—	—	5,080	5,080
Short-Term Investments	2,541,225	185,414	—	2,726,639
Total Investments in Securities	$3,308,923	$185,414	$275,347	$3,935,977
Other Financial Instruments*	$(4,248)	$—	$—	$(4,248)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments.  This amount represents unrealized appreciation on futures contracts purchased of $892 and unrealized depreciation on futures contracts sold of $5,140.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2009

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of August 31, 2008	$399,086
Acquisition/Purchase	4,382
Sales	(46,975)
Realized gain	11,194
Change in unrealized appreciation (depreciation)(1)	(92,340)
Balance as of August 31, 2009	$275,347

(1)	Included in the net change of unrealized appreciation (depreciation) on investments in the Statement of Operations.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for interim and annual periods beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The fair value of Derivative Instruments as reported within the Statement of Assets and Liabilities as of August 31, 2009 was as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted
for as hedging instruments	Statement of Assets		Balance Sheet
under Statement 133	and Liabilities Location	Value	Location	Value
Futures contracts	Deposits at broker	$892	Deposits at broker	$5,140

The Effect of Derivative Instruments on the Statement of Operations for the fiscal year ended August 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivative Instruments Recognized in Income

Derivatives not accounted
for as hedging instruments
under Statement 133	Statement of Operations Location	Value
Option contracts	Net Realized Gain on Purchased options	$927
Option contracts	Net Realized Gain on Option contracts expired or closed	$50,699
Futures contracts	Net Realized Gain on Futures contracts closed	$14,062
Total		$65,688

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2009

Change in Unrealized Appreciation or (Depreciation) on Derivative Instruments Recognized in Income

Derivatives not accounted
for as hedging instruments
under Statement 133	Statement of Operations Location	Value
Option contracts	Net change in unrealized appreciation (depreciation)
	on option contracts	$115
Futures contracts	Net change in unrealized appreciation (depreciation)
	on futures contracts	$(4,248)
Total		$(4,133)

(b)	Restricted Securities

The following investments, the sale of which are restricted, have been valued under the Fair Value Pricing procedures adopted by the Board of Trustees, after considering certain pertinent factors. These factors include but are not limited to pending transactions (such as an initial public offering and recent purchases or sales of the security or other securities of the issuer), cost at the date of purchase, liquidity of the market, and interest rates. No actively quoted market price exists for these investments. The aggregate market value of restricted securities and warrants is $275,347 which constitutes 6.78% of net assets of the Fund. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

				Fair Market	Fair
				Value	Market
Security	Shares	Acquisition Date	Cost	per Share	Value
Bauer Private Equity III Fund, LLC
(Alien Technology) Common Stock(1)	46,623	January 6, 2006	$99,750	$0.4624	$21,558
Bauer Private Equity IV Fund, LLC
(Alien Technology) Common Stock(2)	10,318	October 25, 2006	$10,318	$0.4624	$4,771
Bauer Private Equity V Fund, LLC
(Alien Technology) Common Stock(3)	10,000	July 7, 2008	$10,000	$0.8500	$8,500
Advanced Equities Investment XXXII,
LLC (RMI Corporation)(4)	40,000	July 5, 2006	$59,400	$1.4068	$56,272
Advanced Equities Investment I,
LLC (Force 10 Network)(5)	42	December 13, 2006	$50,000	$687.1000	$28,677
Advanced Equities Triangle
Acquisition I, LLC (Motricity Inc.)(6)	44,084	November 5, 2007	$45,000	$1.0208	$45,000
FibroGen, Inc.(7)	15,000	November 5, 2007	$67,350	$6.5000	$97,500
TableMAX Holdings, LLC(8)	13,911	October 26, 2007	$24,344	$0.2593	$3,607
Alien Technology Warrants(9)	2,579	October 25, 2006	$—	$0.0501	$129
Alien Technology Warrants 2(10)	5,000	July 7, 2008	$—	$0.9901	$4,950
TableMAX Holdings Warrants(11)	6,956	September 15, 2008	$—	$0.0001	$1
Force 10 Networks Inc. Series B(12)	27	May 20, 2009	$4,382	$165.3200	$4,382
________

(1)	Bauer Private Equity III, LLC is invested solely in Alien Technology Series 2 convertible preferred stock.
(2)	Bauer Private Equity IV, LLC is invested solely in Alien Technology Series 2 convertible preferred stock and warrants expiring August 2013 with an exercise price of $1.00.
(3)	Bauer Private Equity V, LLC is invested solely in Alien Technology Series 1 preferred stock and warrants expiring August 2013 with an exercise price of $0.01.
(4)	Advanced Equities Investment XXXII, LLC is invested solely in RMI Corporation Series C convertible preferred stock.
(5)	Advanced Equities Investment I, LLC is invested solely in Force 10 Network Series F convertible preferred stock.
(6)	Advanced Equities Triangle Acquisition II, LLC is invested solely in Motricity Series I convertible preferred stock.
(7)	FibroGen Series E convertible preferred stock.
(8)	TableMAX Holdings, LLC 8% convertible bridge notes.
(9)	Warrants on Alien Technology common stock.
(10)	Warrants on Alien Technology Series 1 convertible preferred stock.
(11)	Warrants on TableMAX common stock.
(12)	Force 10 Networks Inc. Series B preferred stock.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2009

(c)	Short Positions

The fund may sell securities short, whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses.  Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of the segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(d)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option.  The Fund includes the premium paid in the Statement of Assets & Liabilities as an equivalent asset.  The amount of the asset is subsequently marked to market to reflect the current value of the option purchased.

Options expose the Fund to counterparty credit risk.  The Fund will not enter into these transactions unless it owns either 1) an offsetting position in securities or other options or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover potential obligations.

Transactions in options written during the year ended August 31, 2009 were as follows:

	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, beginning of period	13	$2,385	0	$0
Options written	287	53,391	42	17,613
Options terminated in closing transactions	(51)	(7,725)	(3)	(4,305)
Options exercised	(20)	(3,700)	(30)	(11,085)
Options expired	(229)	(44,351)	(9)	(2,223)
Outstanding, end of period	0	$0	0	$0

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2009

(e)	Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

(f)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(g)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. There were no redemption fees charged during the period for the Fund.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2009

(j)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(k)	New Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168,The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 provides for the FASB Accounting Standards CodificationTM (the “Codification”) to become the single official source of authoritative, nongovernmental U.S. Generally Accepted Accounting Principles (“GAAP”), except for rules and interpretive releases of the SEC, which are also sources of authoritative GAAP for SEC registrants. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. As the Codification was not intended to change or alter existing GAAP, it is not expected to impact the financial statements, however in following year, the fund will cease using GAAP references and begin to use the new Codification when referring to GAAP.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 were as follows:

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008
Ordinary Income	$84,104	$123,162

As of August 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$4,073,214
Gross tax unrealized appreciation	76,778
Gross tax unrealized depreciation	(214,015)
Net tax unrealized depreciation	(137,237)
Undistributed ordinary income	263,783
Undistributed long-term capital gain	1,895
Total distributable earnings	265,678
Other accumulated losses	(74,170)
Total accumulated losses	$54,271

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2009, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	$21,394
Accumulated Net Realized Gain/(Loss)	$(21,644)
Paid In Capital	$250

At August 31, 2009, the Fund had a post-October capital loss of $74,170.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2009

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of August 31, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2009. At August 31, 2009, the fiscal years 2006 through 2009 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed in writing to waive its management fee and/or reimburse the Fund’s other expenses through August 31, 2010, and shall continue thereafter at the discretion of the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% of the Fund’s average daily net assets. For the year ended August 31, 2009, expenses of $162,512 were reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2010	$147,992
2011	$166,124
2012	$162,512

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended August 31, 2009, the Fund accrued expenses of $7,399 pursuant to the 12b-1 Plan.

The Trust has also adopted a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Distributor receives an annual fee of 0.10% of the Fund’s average daily net assets. During the year ended August 31, 2009, the Fund accrued expenses of $2,960 under this plan.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
August 31, 2009

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of the Distributor as the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008
Shares sold	151,927	26,273
Shares issued to holders in reinvestment of distributions	7,439	10,084
Shares redeemed	(28,737)	(3,652)
Net increase	130,629	32,705

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2009, were $7,538,938 and $7,293,791 respectively. There were no purchases or sales of U.S. Government securities for the Fund.

(9)	Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through October 30, 2009. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

Akros Absolute Return Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Akros Absolute Return Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities of Akros Absolute Return Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, including the schedule of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2(b) to the financial statements, as of August 31, 2009 the Fund has investments valued at $275,347 (6.78% of net assets), whose fair values have been estimated using fair value pricing procedures.

Milwaukee, WI
October 30, 2009

Akros Absolute Return Fund
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 26, 2009 to consider the annual renewal of the Investment Advisory Agreement (the “Agreement”) between the Akros Absolute Return Fund (the “Fund”), a series of the Trust, and Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, the Advisor’s Form ADV, select financial statements of the Advisor, bibliographic information of the Advisor’s key management and compliance personnel, comparative fee information for the Fund and the Advisor’s other separately-managed accounts, a summary detailing key provisions of the Advisor’s written compliance program and a code of ethics certification) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2010.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Advisor involved in the day-to-day activities of the Fund.  The Trustees also discussed the Advisor’s marketing activity and its continuing commitment to Fund growth.  The Trustees reviewed the structure of the Advisor’s compliance policies and procedures and any material compliance issues during the prior year with respect to the Fund.  The Trustees noted that during the course of the prior year they had met with representatives of the Advisor in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor.  The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE ADVISOR AND THE FUND.

The Trustees discussed the Fund’s performance for the three-month, one-year and three-year periods ended March 31, 2009, and the overall performance by the Advisor since the inception of the Fund on September 30, 2005.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to two benchmark indices, the S&P 500 Index and the Citigroup Three-Month U.S. Treasury Bill Index.  The Trustees also reviewed information on the historical performance of an institutional account managed by the Advisor that was similar to the Fund in terms of size and investment objectives, as well as other separately-managed accounts of the Advisor.  The Trustees noted that the Fund’s performance was positive across all time periods reviewed.  For the three-month period ended March 31, 2009, the Fund’s performance was higher than

Akros Absolute Return Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

each of the two benchmark indices.  The Fund’s performance for the one-year and three-year periods ended March 31, 2009 was significantly higher than the S&P 500 Index, but slightly lower than the Citigroup Three-Month U.S. Treasury Bill Index.  The Trustees noted that the overall performance of the Fund since its inception on September 30, 2005 was significantly higher than the S&P 500 Index, but slightly lower than the Citigroup Three-Month U.S. Treasury Bill Index.  After considering all of the information, including the Advisor’s explanation of its strategic decisions concerning the Fund’s operations and the Advisor’s investment outlook, the Trustees concluded that the Fund’s performance was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR.

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to a peer group of long/short equity funds, as constructed by data presented by Lipper, Inc., and the Advisor’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor has provided substantial subsidies for the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage commissions and use of soft dollars by the Advisor.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 26, 2009 meeting at which the Agreement was formally considered, as well as the presentations made by the Advisor over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% was the highest among its peer group.  The Trustees also noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.99% were above the peer group median of 1.397%, but fell below the peer group high of 2.24%.  The Trustees then compared the fees paid by the Fund to the fees paid by an institutional account managed by the Advisor that was similar to the Fund in terms of size and investment objectives and noted that the management fee charged was the same.

The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative performance and expense and advisory fee information.  The Trustees noted that the Advisor had not yet achieved a profit in acting as investment advisor to the Fund and that the Advisor maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory activities, despite its subsidies to support the Fund’s operations.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Advisor with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Advisor was open to consider breakpoints in its fee structure when the asset level of the Fund increases.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Advisor and the Fund at the Fund’s current asset level.

Akros Absolute Return Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund.  The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund.  The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition, increased ability to obtain research or brokerage services or greater press coverage, appear to be reasonable and, in many cases, may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Akros Absolute Return Fund
Additional Information
(Unaudited)

Tax Information

The Fund designates 34.89% of its ordinary income distribution for the year ended August 31, 2009, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2009, 35.10% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designates 75.42% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

The Fund utilized earnings and profits distributed to shareholders on redemptions of shares in the amount of $250 as part of the dividend paid deduction.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3) the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2009.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-257-6748 (877-AKROS 4 U).

Independent Trustees

Number of
		Term of		Portfolios	Other
	Position(s)	Office and	Principal Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair of	18	Independent
615 E. Michigan Street		Term; Since	Accounting (2004–present);		Trustee,
Milwaukee, WI 53202		August 22,	Associate Professor of		USA MUTUALS
Age: 54		2001	Accounting, Marquette		(an open-end
			University (1996–2004).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Captain, Midwest Airlines, Inc.	18	Independent
615 E. Michigan Street		Term; Since	(airline company) (1985–		Trustee,
Milwaukee, WI 53202		August 22,	present); Director, Flight		USA MUTUALS
Age: 52		2001	Standards & Training		(an open-end
			(1990–1999).		investment
company with
two portfolios).

Akros Absolute Return Fund
Additional Information (Continued)
(Unaudited)

Interested Trustee and Officers

Number of
		Term of		Portfolios	Other
	Position(s)	Office and	Principal Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice President,	18	Trustee, Buffalo
615 E. Michigan Street	President	Term; Since	U.S. Bancorp Fund		Funds (an
Milwaukee, WI 53202	and	August 22,	Services, LLC		open-end
Age: 47	Trustee	2001	(1994–present).		investment
company with
ten portfolios);
Trustee,
USA MUTUALS
(an open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Fund Administration &	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Compliance, U.S. Bancorp
Milwaukee, WI 53202	Treasurer	January 11,	Fund Services, LLC
Age: 52	and	2008	(2004–present);
	Principal		UMB Investment Services
	Accounting		Group (2000–2004).
Officer

Kristin M. Cuene	Chief	Indefinite	Attorney, Compliance Officer,	N/A	N/A
615 E. Michigan Street	Compliance	Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer	January 23,	LLC (2008–present); Attorney,
Age: 40+		2009	Investment Management,
Quarles & Brady, LLP
(2007–2008); Student, University
of Pennsylvania (2004-2007).

Rachel A. Spearo	Secretary	Indefinite	Vice President and Legal	N/A	N/A
615 E. Michigan Street		Term; Since	Compliance Officer, U.S. Bancorp
Milwaukee, WI 53202		November 15,	Fund Services (2004–present).
Age: 30		2005

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan Street	Treasurer	Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 10,	LLC (2002–present).
Age: 35		2008
________

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to Akros Capital, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-257-6748 (877- AKROS 4 U). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to the Fund’s portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling toll free, 877-257-6748 (877-AKROS 4 U), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the SEC’s Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-SEC-0330 (general SEC number).

Akros Absolute Return Fund

Investment Advisor	Akros Capital, LLC
230 Park Avenue
Suite 453
New York, NY 10169
Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202
Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, WI 53202
Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers  is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2009	FYE 8/31/2008
Audit Fees	$23,050	$21,000
Audit-Related Fees	0	$10,000
Tax Fees	$3,475	$3,300
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2009	FYE 8/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2009	FYE 8/31/2008
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Trust for Professional Managers

By (Signature and Title)  /s/ Joseph Neuberger
Joseph Neuberger, President

Date   November 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph Neuberger
Joseph Neuberger, President

Date   November 4, 2009

By (Signature and Title)  /s/ John Buckel
John Buckel, Treasurer

Date   November 4, 2009